EXHIBIT 32(i)

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A.G. Edwards, Inc. (the "Registrant") on Form 10-Q for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on January 14, 2004 hereof (the "Report"), I, Robert L. Bagby, Chairman of the Board and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A.G. EDWARDS, INC.

Date: January 14, 2004	By:	/s/ Robert L. Bagby
Robert L. Bagby
Chairman of the Board and
Chief Executive Officer